Interests in joint ventures	6 Months Ended
Jun. 30, 2023
Notes and other explanatory information [abstract]
Disclosure of joint ventures [text block]

21.	Interests in joint ventures

The following table provides the change in the Group’s investment in joint venture for its 50% ownership of Alvotech & CCHT Biopharmaceutical Co., Ltd. (the “joint venture” or “JVCO”) during the six months ended 30 June 2023 (in thousands):

30 June 2023
Balance at 1 January	48,568
Share in losses	(2,706)
Translation difference	(2,249)
43,613

The Group did not receive any dividends from JVCO during the six months ended 30 June 2023 and 2022. Furthermore, there were no commitments or contingencies outstanding with JVCO as of 30 June 2023. While there are no significant restrictions resulting from contractual arrangements with JVCO, entities in China are subject to local exchange control regulations. These regulations provide for restrictions on exporting capital from those countries, other than dividends.